Exhibit 10.5

Execution Version

THIRD AMENDMENT

THIRD AMENDMENT TO Cash Flow CREDIT AGREEMENT (this “Third Amendment”), dated as of April 15, 2021, among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), the Subsidiary Guarantors, the several banks and financial institutions parties hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Third Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Cash Flow Credit Agreement dated as of April 12, 2018 (as amended by the First Amendment, dated as of November 14, 2018, the Lender Joinder Agreement, dated as of November 16, 2018, the Second Amendment, dated as of the Second Amendment Effective Date (as defined therein), and as the same may be further amended, supplemented, waived or otherwise modified prior to the Third Amendment Effective Date (as defined in Section 3(a) hereof), the “Existing Credit Agreement”; the Existing Credit Agreement, as amended pursuant to the Refinancing Amendments (as defined below), the “Initial Amended Credit Agreement”; the Initial Amended Credit Agreement, as amended pursuant to the Elective Amendments, the “Amended Credit Agreement”; and the Amended Credit Agreement, as amended pursuant to the 2021 Term Increase Supplement (as defined in Section 1(c)(i) hereof), the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Subsection 2.11 of the Credit Agreement, the Borrower has requested that Specified Refinancing Term Loans in an aggregate principal amount of $2,491,562,061.33 be made available to the Borrower, and the Tranche B Term Lenders (as defined in Section 1(c)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that each Tranche B Term Lender with a Tranche B Term Loan Commitment (as defined in Section 2(c)(i) hereof) will make Specified Refinancing Term Loans in the form of Tranche B Term Loans (as defined in Section 1(c)(i) hereof) in the amount of the Tranche B Term Loan Commitment of such Tranche B Term Lender, (b) that the proceeds of the Tranche B Term Loans will be used to repay the Original Initial Term Loans (as defined in Section 1(c)(i) hereof) outstanding on the date hereof (other than Exchanged Tranche B Term Loans (as defined in Subsection 1(c)(i) hereof)) and/or to pay fees, costs and expenses incurred in connection with the foregoing and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the Incurrence of the Tranche B Term Loans (such amendments, the “Refinancing Amendments”);

WHEREAS, the Tranche B Term Lenders constitute the Required Lenders under the Initial Amended Credit Agreement upon the Third Amendment Effective Date after giving effect to the incurrence of Tranche B Term Loans and the repayment or exchange of Original Initial Term Loans outstanding on the date hereof, and pursuant to and in accordance with Subsection 11.1(a) of the Initial Amended Credit Agreement, each of the Tranche B Term Lenders and the Administrative Agent have agreed to amend the Initial Amended Credit Agreement as set forth in Section 3 hereof (such amendments, the “Elective Amendments”);

WHEREAS, on the Third Amendment Effective Date, immediately following the Elective Amendments Effective Time (as defined in Section 3(a) hereof), the Tranche B Term Loans will be increased by $108,437,938.67 pursuant to the 2021 Term Increase Supplement; and

WHEREAS, each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, UBS Securities LLC, Deutsche Bank Securities Inc., Royal Bank of Canada, MUFG Union Bank, N.A., BofA Securities, Inc., Natixis, New York Branch, U.S. Bank National Association, Goldman Sachs Bank USA, Crédit Agricole Corporate and Investment Bank, Jefferies Finance LLC, Regions Bank, Credit Suisse Loan Funding LLC, Sumitomo Mitsui Banking Corporation and Société Générale are joint lead arrangers and joint bookrunners for this Third Amendment and the Tranche B Term Loans (in such capacity, the “Third Amendment Lead Arrangers”).

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.         Agreements and Amendment of the Credit Agreement.

(a)            Establishment of Tranche B Term Loans.

(i)             The Tranche B Term Loans shall be deemed to be “Specified Refinancing Term Loans”, the Lenders providing the Tranche B Term Loans shall be deemed to be “Specified Refinancing Lenders”, and Section 1 of this Third Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement and the other Loan Documents. The Borrower and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each Lender that is party to this Third Amendment that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(ii)            Subject to the terms and conditions set forth herein, (i) each Person that is a Lender holding Original Initial Term Loans immediately prior to the occurrence of the Refinancing Amendments Effective Time (as defined in Subsection 3(a) hereof) (any such Person in such capacity, an “Original Initial Term Lender”) that has delivered a duly executed consent in the form of Exhibit A hereto (such Original Initial Term Lender, an “Exchanging Tranche B Term Lender”) hereby elects, and the Borrower has agreed, to exchange all (or such lesser principal amount of Original Initial Term Loans as the Third Amendment Lead Arrangers may allocate to such Exchanging Tranche B Term Lender) of such Exchanging Tranche B Term Lender’s Original Initial Term Loans into Tranche B Term Loans (such exchanged Original Initial Term Loans, the “Exchanged Tranche B Term Loans”) as a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement and (ii) the New Tranche B Term Lenders have agreed to provide Tranche B Term Loan Commitments in a principal amount equal to $2,497,967,105.30 minus the principal amount of Exchanged Tranche B Term Loans. Any Original Initial Term Lender immediately prior to the effectiveness of this Third Amendment that is not an Exchanging Tranche B Term Lender is referred to herein as a “Non-Exchanging Term Lender” and any Original Initial Term Loan immediately prior to the effectiveness of this Third Amendment that is not an Exchanged Term B Loan is referred to herein as a “Non-Exchanged Original Initial Term Loan”. In the event that any Original Initial Term Lender is an Exchanging Tranche B Term Lender but receives an allocation of Tranche B Term Loans pursuant to the first sentence of this clause (ii) in a principal amount less than the amount of Original Initial Term Loans allocated for exchange into Tranche B Term Loans by such Original Initial Term Lender, such Original Initial Term Lender shall be considered a Non-Exchanging Term Lender with respect to the difference in principal amount between such Original Initial Term Loans allocated for exchange and its Exchanged Term B Loans and such difference in principal amount shall be considered a Non-Exchanged Original Initial Term Loan.

(b)            Certain Agreements.

(i)             The Borrower hereby agrees that it shall, together with any prepayment of the Original Initial Term Loans pursuant to this Third Amendment, pay to those Lenders holding an Original Initial Term Loan on the Third Amendment Effective Date accrued and unpaid interest to, but not including, the Third Amendment Effective Date on the amount of Original Initial Term Loans prepaid and Exchanged Tranche B Term Loans exchanged pursuant to this Third Amendment.

(ii)            Each Exchanging Tranche B Term Lender hereby waives any right to receive any payments under Subsection 4.12 of the Credit Agreement as a result of the Tranche B Effective Date Transactions.

(iii)           Upon the funding of the Tranche B Term Loans on the Third Amendment Effective Date, the Exchanged Tranche B Term Loans and the Tranche B Term Loans funded by the New Tranche B Term Lenders shall all constitute Tranche B Term Loans of the same Tranche.

(c)            Initial Amendments. Effective as of the Third Amendment Effective Date upon the occurrence of the Refinancing Amendments Effective Time, the Existing Credit Agreement is hereby amended as follows:

(i)             Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“2021 Supplemental Term Lenders”: collectively, the Lenders holding a Supplemental Term Loan Commitment pursuant to the 2021 Term Increase Supplement.

“2021 Supplemental Term Loans”: the Tranche B Term Loans made on the Third Amendment Effective Date following the effectiveness of the 2021 Term Increase Supplement by each 2021 Supplemental Term Lender.

“2021 Term Increase Supplement”: that certain Increase Supplement, dated as of April 15, 2021, among the Borrower and the 2021 Supplemental Term Lenders.

“Exchanged Tranche B Term Loans”: as defined in the Third Amendment.

“Exchanging Tranche B Term Lender”: as defined in the Third Amendment.

“New Tranche B Term Lender”: each Lender listed on Schedule A-1 under the subheading “Tranche B Term Loan Commitments” attached hereto which is not an Exchanging Tranche B Term Lender.

“Original Initial Term Loan”: as defined in Subsection 2.1(a).

“Original Initial Term Loan Commitment”: as to any Lender, its obligation to make Original Initial Term Loans to the Borrower pursuant to Subsection 2.1(a) in an aggregate principal amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Term Loan Commitment”; collectively, as to all the Lenders, the “Original Initial Term Loan Commitments”. The original aggregate principal amount of the Original Initial Term Loan Commitments on the Closing Date is $1,755,000,000.

“Original Initial Term Loan Maturity Date”: April 12, 2025.

“Third Amendment”: the Third Amendment to Credit Agreement, dated as of April 15, 2021, by and among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date”: April 15, 2021.

“Tranche B Effective Date Transactions”: collectively, any or all of the following (whether taking place prior to, on or following the Third Amendment Effective Date): (i) the entry into the Third Amendment and the 2021 Term Increase Supplement, (ii) the Incurrence of the Tranche B Term Loans, (iii) the repayment of the Original Initial Term Loans (other than Exchanged Tranche B Term Loans) and (iv) all other transactions relating to any of the foregoing (including payment of fees, premiums and expenses related to any of the foregoing).

“Tranche B Installment Date”: as defined in Subsection 2.2(c).

“Tranche B Term Lender”: any New Tranche B Term Lender and any Exchanging Tranche B Term Lender, collectively, the “Tranche B Term Lenders”.

“Tranche B Term Loan”: as defined in Subsection 2.1(c)(i), collectively, the “Tranche B Term Loans”.

“Tranche B Term Loan Commitment”: as to any Lender, its obligation to make Tranche B Term Loans to the Borrower pursuant to Subsection 2.1(c) in an aggregate principal amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitments” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche B Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Tranche B Term Loan Commitments”. The original aggregate principal amount of the Tranche B Term Loan Commitments on the Third Amendment Effective Date, immediately after giving effect to the Third Amendment and the 2021 Term Increase Supplement, is $2,600,000,000.00.

“Tranche B Term Loan Maturity Date”: April 12, 2028.”;

(ii)            Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

““Extension of Credit”: as to any Lender, the making of an Original Initial Term Loan (excluding any Supplemental Term Loans being made under the Original Initial Term Loan Tranche), a Tranche B Term Loan (excluding any Supplemental Term Loans being made under the Tranche B Term Loan Tranche), a Revolving Loan, a Swing Line Loan or an Incremental Revolving Loan (other than the initial extension of credit thereunder), and with respect to an Issuing Bank, the issuance of a Letter of Credit or an amendment, renewal or extension that increases the stated amount of a Letter of Credit.

“Facility”: each of (a) the Original Initial Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Term Loan Facility”), (b) the Tranche B Term Loan Commitments and the Extensions of Credit made thereunder, (c) the Initial Revolving Commitments and the Extensions of Credit made thereunder, (d) Incremental Term Loans of the same Tranche, (e) Incremental Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, (f) any Extended Term Loans of the same Extension Series, (g) any Extended Revolving Commitments of the same Extension Series and Extensions of Credit made thereunder, (h) any Specified Refinancing Term Loans of the same Tranche (other than Tranche B Term Loans) and (i) any Specified Refinancing Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, and collectively the “Facilities.”

“Initial Term Loan”: collectively, the Original Initial Term Loans and the Tranche B Term Loans.

“Initial Term Loan Commitment”: as to any Lender, the Original Initial Term Loan Commitment (if any) and the Tranche B Term Loan Commitment (if any).

“Initial Term Loan Maturity Date”: (a) prior to the Third Amendment Effective Date, the Original Initial Term Loan Maturity Date and (b) from and after the Third Amendment Effective Date, the Tranche B Term Loan Maturity Date.

“Tranche”: (i) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Original Initial Term Loans or Original Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments and any 2021 Supplemental Term Loans added to such Tranche pursuant to the 2021 Term Increase Supplement, (3) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8, (4) Extended Term Loans (of the same Extension Series) or (5) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans and Tranche B Term Loan Commitments), and (ii) with respect to Revolving Loans or commitments, refers to whether such Revolving Loans or commitments are (1) Initial Revolving Commitments or Initial Revolving Loans, (2) Incremental Revolving Commitments or Incremental Revolving Loans with the same terms and conditions made on the same day and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8, (3) Extended Revolving Loans or Extended Revolving Commitments (of the same Extension Series) or (4) Specified Refinancing Revolving Facilities with the same terms and conditions made on the same day and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8.”;

(iii)           by amending the definition of “Applicable Margin” in Subsection 1.1 of the Credit Agreement by (w) replacing the reference to “Initial Term Loans” in clause (b) thereof with “Original Initial Term Loans”, (x) deleting “and” immediately before clause (b) thereof, (y) inserting “,” in lieu thereof and (z) adding “, and (c) Tranche B Term Loans (i) with respect to ABR Loans, 2.25% per annum, and (ii) with respect to Eurodollar Loans, 3.25% per annum” immediately after “3.75% per annum” in subclause (ii) in clause (b) thereof;

(iv)          by amending and restating in its entirety Subsection 2.1(a) of the Credit Agreement as follows:

“(a)          Subject to the terms and conditions hereof, each Lender holding an Original Initial Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the Closing Date, one or more term loans (each, an “Original Initial Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Original Initial Term Loans:

(i)             except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii)            shall be made by each such Lender in an aggregate principal amount which does not exceed the Original Initial Term Loan Commitment of such Lender.

Without limitation of Subsections 2.8 and 8.1(b)(i), once repaid, Original Initial Term Loans incurred hereunder may not be reborrowed. On the Closing Date (after giving effect to the incurrence of Original Initial Term Loans on such date), the Original Initial Term Loan Commitments of each Lender shall terminate.”;

(v)            by amending Subsection 2.1 of the Credit Agreement to add a new subclause (c) as follows:

“(c)          (i) Subject to the terms and conditions hereof, each Lender listed on Schedule A-1 under the heading “Tranche B Term Loan Commitments” attached hereto severally agrees to make, in Dollars, in a single draw on the Third Amendment Effective Date, one or more term loans (each, a “Tranche B Term Loan”) to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitments”, as such amount may be adjusted or reduced pursuant to the terms hereof; provided that Exchanging Tranche B Term Lenders shall make their respective Tranche B Term Loans by exchanging their Original Initial Term Loans for Tranche B Term Loans constituting “Rollover Indebtedness” for all purposes under this Agreement in lieu of their pro rata portion of the prepayment of Original Initial Term Loans pursuant to Subsection 4.4(g).

(ii) The Tranche B Term Loans, except as hereinafter provided, shall, at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans.

(iii) Without limitation of Subsections 2.8 and 8.1(b)(i), once repaid, Tranche B Term Loans incurred hereunder may not be reborrowed. On the Third Amendment Effective Date (after giving effect to the incurrence of Tranche B Term Loans on such date), the Tranche B Term Loan Commitments of each Lender shall terminate.”;

(vi)            by amending and restating in its entirety Subsection 2.2(a) of the Credit Agreement as follows:

“(a)          The Borrower agrees that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans) or the Third Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrower shall execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1, A-2 or A-3, as applicable (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”, and, collectively, the “Notes”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrower. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the Third Amendment Effective Date. Each Note shall be payable as provided in Subsection 2.2(b) and provide for the payment of interest in accordance with Subsection 4.1.”;

(vii)          by amending Subsection 2.2(b) of the Credit Agreement to (x) designate Subsection 2.2(b) as a new subclause (i), (y) replace each reference to “Initial Term Loans” with “Original Initial Term Loans” and (z) replace each reference to “Initial Term Loan Maturity Date” with “Original Initial Term Loan Maturity Date”;

(viii)         by amending Subsection 2.2(b) of the Credit Agreement to add a new subclause (ii) as follows:

“(ii)         The Tranche B Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on June 30, 2021 up to and including the Tranche B Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates (each such date, a “Tranche B Installment Date”) (or if such Tranche B Installment Date is not a Business Day, on the immediately preceding Business Day) and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending on or after the Third Amendment Effective Date and prior to the Tranche B Term Loan Maturity Date	0.25% of the aggregate initial principal amount of the Tranche B Term Loans on the Third Amendment Effective Date
Tranche B Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Tranche B Term Loans

(ix)           by amending Subsection 2.3 of the Credit Agreement by adding the words “or the Third Amendment Effective Date, as applicable,” after the words “Closing Date” in the first and third sentences thereof;

(x)            by amending Subsection 4.4(a) of the Credit Agreement by (x) replacing the reference to “Initial Term Loans” in the last sentence thereof with “Original Initial Term Loans” and (y) inserting the following as the new last sentence thereof:

“Each prepayment of Tranche B Term Loans pursuant to this Subsection 4.4(a) made prior to the date that is six months after the Third Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b).”;

(xi)           by amending Subsection 4.5(b) of the Credit Agreement by amending and restating clause (b) thereof as follows:

“(b)          If, (i) on or prior to the one year anniversary of the Closing Date (in the case of Original Initial Term Loans) or (ii) prior to the date that is six months after the Third Amendment Effective Date (in the case of Tranche B Term Loans), the Borrower makes an optional prepayment or mandatory prepayment pursuant to Subsection 4.4(e)(ii)(A) of all or a portion of such Initial Term Loans in an amount equal to the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction with respect to such Initial Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, a prepayment premium of 1.0% of the aggregate principal amount of such Initial Term Loans being prepaid. If, (i) on or prior to the one year anniversary of the Closing Date (in the case of Original Initial Term Loans) or (ii) prior to the date that is six months after the Third Amendment Effective Date (in the case of Tranche B Term Loans), any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace such Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of such Initial Term Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”;

(xii)          by amending Subsection 5.16 of the Credit Agreement by (x) replacing the reference to “Initial Term Loans” in clause (i) of the first sentence thereof with “Original Initial Term Loans” and (y) deleting the reference to “and (ii)” in the first sentence thereof and replacing it with “, (ii) in the case of the Tranche B Term Loans, to repay the Original Initial Term Loans (other than Exchanged Tranche B Term Loans), to prepay, redeem, repurchase or retire Senior Notes, to pay fees, costs and expenses relating thereto and/or to finance the working capital, capital expenditures, business requirements of the Borrower and its Subsidiaries and for other purposes not prohibited by this Agreement and (iii)”;

(xiii)         by amending Subsection 11.2(a) of the Credit Agreement by deleting the reference to “Schedule A” and replacing it with “Schedules A and A-1”; and

(xiv)            by amending the Schedules to the Credit Agreement by (x) amending Schedule A by deleting the reference to “Initial Term Loan Commitment” therein and replacing it with “Original Initial Term Loan Commitment” and (y) adding Annex I hereto as new Schedule A-1.

Section 2.         Elective Amendments. Pursuant to and in accordance with Subsection 11.1(a) of the Credit Agreement, effective as of the Elective Amendments Effective Time, the Initial Amended Credit Agreement is hereby amended as follows:

(i)             by adding the following new definitions to Subsection 1.1 of the Credit Agreement, to appear in proper alphabetical order:

““Acknowledging Party”: as defined in Subsection 11.21.

“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Applicable ECF Amount”: as defined in Subsection 4.4(e)(iii)(A)(1).

“BHC Act Affiliate”: the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity”: any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right”: has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Division”: as defined in Subsection 1.2(k).

“Erroneous Distribution”: as defined in Subsection 10.5.

“Financial Covenant Representation Event of Default”: as defined in Subsection 9.1(b).

“Leverage Excess Proceeds”: as defined in Subsection 8.4(b).

“MFN Threshold Amount”: the greater of (i) $609,000,000 and (ii) 100% of Four Quarter Consolidated EBITDA.

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institutions”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Special Resolution Regime”: each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”;

(ii)            by amending and restating the following definitions in their entirety appearing in Subsection 1.1 of the Credit Agreement as follows:

““Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule or (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Contract Consideration”: as defined in Subsection 4.4(e)(iii)(A)(2)(z).

“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, the powers of the applicable Resolution Authority in each case under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”;

(iii)           by amending the definition of “Asset Disposition” in Subsection 1.1 by inserting the word “Division” after the reference to “any sale, lease, transfer,” therein;

(iv)           by amending the definition of “Excess Cash Flow” in Subsection 1.1 by (x) amending and restating clause (b)(ii) thereof as follows:

“(ii) [reserved]”,

(y) amending and restating clause (b)(vii) thereof as follows:

“(vii) [reserved]”,

and (z) amending and restating clause (b)(xi) thereof as follows:

“(xi) [reserved]”;

(v)            by amending the definition of “LIBOR Rate” in Subsection 1.1 of the Credit Agreement by (x) inserting “, at the Borrower’s request,” after the reference to “determining interest rates for loans in Dollars, then” therein and (y) inserting the parenthetical “(which shall include a zero floor)” after the reference to “such alternate rate of interest” therein;

(vi)           by amending the definition of “Junior Debt” in Subsection 1.1 of the Credit Agreement by deleting the reference to “(i) the Senior Notes (and Refinancing Indebtedness in respect thereof Incurred pursuant to Subsection 8.1(b)(xiv)) and (ii)” therein;

(vii)          by amending Subsection 1.2 of the Credit Agreement to add a new subclause (k) as follows:

“(k) Any reference herein or in any other Loan Document to (i) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or a limited partnership, as applicable, or an allocation of assets to a series of a limited liability company (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person.”;

(viii)         by amending Subsection 2.8(d) of the Credit Agreement by amending and restating the first proviso to subclause (v) thereof as follows:

“provided that in the event that the applicable interest rate margins for any syndicated floating rate Incremental Term Loans denominated in Dollars, the principal amount of which exceeds the MFN Threshold Amount, that are secured on a pari passu basis by the Collateral securing the Cash Flow Facilities Obligations and with a Stated Maturity that is earlier than 12 months following the Initial Term Loan Maturity Date Incurred by the Borrower under any Incremental Term Loan Commitment, made on or prior to the 12-month anniversary of the Third Amendment Effective Date and not Incurred to finance or refinance, or otherwise in connection with, any acquisition of assets (including Capital Stock), business or Person, or any merger or consolidation of any Person with or into the Borrower or any Restricted Subsidiary, or any other Investment, are higher than the applicable interest rate margin for the Tranche B Term Loans by more than 75 basis points, then the effective interest rate margin for the applicable Tranche B Term Loans at the time such Incremental Commitments become effective (the “Existing Interest Rate”) shall be increased to the extent necessary so that the Existing Interest Rate is equal to the applicable interest rate margins for such Incremental Term Loan Commitment minus 75 basis points (the “Adjusted Interest Rate”, and the number of basis points by which the Existing Interest Rate is increased, the “Increased Amount”)”,

(ix)            by amending and restating in its entirety Subsection 4.4(e) of the Credit Agreement as follows:

“(e) Mandatory Prepayment of Term Loans. (i) The Borrower shall, in accordance with Subsection 4.4(g), prepay the Term Loans to the extent required by Subsection 8.4(b) (subject to Subsection 8.4(c)), (ii) if on or after the Closing Date, the Borrower or any of its Restricted Subsidiaries shall Incur (A) Specified Refinancing Term Loans or (B) Indebtedness for borrowed money (excluding Indebtedness permitted pursuant to Subsection 8.1), the Borrower shall, in accordance with Subsection 4.4(g), prepay (or, exchange for Rollover Indebtedness) the Term Loans (or, in the case of the Incurrence of any Specified Refinancing Term Loans, the Tranche of Term Loans being refinanced) in an amount equal to 100.0% of the Net Cash Proceeds thereof (plus any portion of such Indebtedness which represents Rollover Indebtedness) minus the portion of such Net Cash Proceeds applied (to the extent the Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase Pari Passu Indebtedness on a no more than pro rata basis with the Term Loans, in each case with such prepayment to be made on or before the fifth Business Day following notice given to each Lender of the Prepayment Date, as contemplated by Subsection 4.4(h) and (iii) the Borrower shall, in accordance with Subsection 4.4(g), prepay the Term Loans within five Business Days following the day on which financial statements in respect of the immediately preceding fiscal year are delivered pursuant to Subsection 7.1(a) (commencing with the fiscal year ending on or about December 31, 2019) (each, an “ECF Payment Date”), in an amount equal to (A) (1) 50.0% (as may be adjusted pursuant to the last proviso of this clause (iii)) of the Borrower’s Excess Cash Flow for such fiscal year (such amount, the “Applicable ECF Amount”), if and to the extent that the Applicable ECF Amount exceeds $10,000,000, minus (2) the sum of (q) the aggregate principal amount of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) prepaid pursuant to Subsection 4.4(a), Revolving Loans (including Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans) prepaid pursuant to Subsection 4.4(b) to the extent accompanied by a corresponding permanent Revolving Commitment reduction, Pari Passu Indebtedness (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, repaid, redeemed, repurchased or retired, Senior Notes voluntarily prepaid, repaid, redeemed, repurchased or retired and any prepayment of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) pursuant to Subsection 4.4(l) or 11.6(h) (by the Borrower or its Restricted Subsidiaries) (provided that such deduction for prepayments pursuant to Subsection 4.4(l) or 11.6(h) (by the Borrower or its Restricted Subsidiaries)

shall be limited to the actual cash amount of such prepayment), in each case during such fiscal year (which, in any event, shall not include any designated prepayment pursuant to clause (t), (w) or (x) below), (r) the aggregate amount of cash consideration (including any expenses, charges and losses in the form of earn-out obligations and contingent consideration obligations (including to the extent accounted for as performance and retention bonuses, compensation or otherwise) and adjustments thereof and purchase price adjustments) paid by the Borrower and the Restricted Subsidiaries (on a consolidated basis) in connection with Investments (including acquisitions) made during such fiscal year constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (iii) of the definition thereof and intercompany Investments by and among the Borrower and its Restricted Subsidiaries) or made pursuant to Subsection 8.2 (which, in any event, shall not include any Contract Consideration previously deducted pursuant to clause (y) below), (s) the amount of Capital Expenditures either made in cash or accrued during such fiscal year (provided that, whether any such Capital Expenditures shall be deducted for the fiscal year in which cash payments for such Capital Expenditures have been paid or the fiscal year in which such Capital Expenditures have been accrued shall be at the Borrower’s election; provided, further that, in no case shall any accrual of a Capital Expenditure which has previously been deducted under this clause (s) give rise to a subsequent deduction upon the making of such Capital Expenditure in cash in the same or any subsequent fiscal year) (which, in any event, shall not include any Capital Expenditures previously deducted pursuant to clause (y) below), (t) the aggregate principal amount of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) prepaid pursuant to Subsection 4.4(a), Revolving Loans (including Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans) prepaid pursuant to Subsection 4.4(b), to the extent accompanied by a corresponding permanent Revolving Commitment reduction, Pari Passu Indebtedness (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, repaid, redeemed, repurchased or retired, Senior Notes voluntarily prepaid, repaid, redeemed, repurchased or retired and any prepayment of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) pursuant to Subsection 4.4(l) or 11.6(h) (by the Borrower or its Restricted Subsidiaries) (provided that such deduction for prepayments pursuant to Subsection 4.4(l) or 11.6(h) (by the Borrower or its Restricted Subsidiaries) shall be limited to the actual cash amount of such prepayment), in each case during the period beginning with the day following the last day of such fiscal year and ending on the ECF Payment Date and stated by the Borrower as prepaid pursuant to this Subsection 4.4(e)(iii) (which, in any event, shall not include any designated prepayment pursuant to clause (w) or (x) below), (u) any ABL Facility Loans prepaid to the extent accompanied by a corresponding permanent commitment reduction under the ABL Facility during such fiscal year (which, in any event, shall not include any designated prepayment pursuant to clause (v), (w) or (x) below),

(v) the aggregate principal amount of ABL Facility Loans prepaid to the extent accompanied by a corresponding permanent commitment reduction under the ABL Facility during the period beginning with the day following the last day of such fiscal year and ending on the ECF Payment Date and stated by the Borrower as prepaid pursuant to this Subsection 4.4(e)(iii) (which, in any event, shall not include any designated prepayment pursuant to clause (w) or (x) below), (w) the aggregate principal amount of Revolving Loans (including Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans) prepaid pursuant to Subsection 4.4(b) and the aggregate principal amount of ABL Facility Loans prepaid, in each case during such fiscal year, to the extent such amounts were drawn to fund any “flex” OID or additional upfront fees in respect of the Initial Term Loans or any Incremental Term Loans and stated by the Borrower as prepaid pursuant to this Subsection 4.4(e)(iii) (which, in any event, shall not include any designated prepayment pursuant to clause (x) below), (x) the aggregate principal amount of Revolving Loans (including Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans) prepaid pursuant to Subsection 4.4(b) and the aggregate principal amount of ABL Facility Loans prepaid, in each case during the period beginning with the day following the last day of such fiscal year and ending on the ECF Payment Date, to the extent such amounts were drawn to fund any “flex” OID or additional upfront fees in respect of the Initial Term Loans or any Incremental Term Loans and stated by the Borrower as prepaid pursuant to this Subsection 4.4(e)(iii) and (y) at the Borrower’s election, without duplication of amounts deducted from Excess Cash Flow pursuant to this Subsection 4.4(e)(iii)(A)(2) in respect of prior fiscal years, the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such fiscal year relating to Investments constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (iii) of the definition thereof and intercompany Investments by and among the Borrower and its Restricted Subsidiaries) or made pursuant to Subsection 8.2 or Capital Expenditures to be consummated or made during the period of four consecutive Fiscal Quarters of the Borrower following the end of such fiscal year, provided that to the extent the aggregate amount of cash actually utilized to finance such Investments and Capital Expenditures during such period of four consecutive Fiscal Quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive Fiscal Quarters (provided that, except as otherwise specified herein, no prepayments made pursuant to the other clauses of this Subsection 4.4(e) shall be included in Subsection 4.4(e)(iii)(A)(2)(q), (r), (s), (t), (u), (v), (w), (x) or (y)), in each case, excluding prepayments funded with proceeds from the Incurrence of long-term Indebtedness (unless, in the case of clause (r) or (s), such Indebtedness has been repaid) (the amount described in this clause (A), the “ECF Prepayment Amount”) minus (B) the portion of such ECF Prepayment Amount applied or offered (to the extent the Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase Pari Passu Indebtedness on no more than a pro rata basis with the Term Loans; provided that such percentage in clause (1) above shall be reduced to (a) 25.0% if the Consolidated Secured Leverage Ratio as of the last day of the immediately preceding fiscal year was less than 4.25:1.00, after giving pro forma effect to the applicable prepayment with the Applicable ECF Amount pursuant to this Subsection 4.4(e)(iii) and (b) 0.0% if the Consolidated Secured Leverage Ratio as of the last day of the immediately preceding fiscal year was less than 3.75:1.00, after giving pro forma effect to the applicable prepayment with the Applicable ECF Amount pursuant to this Subsection 4.4(e)(iii); provided, further that, with respect to any portion of the Applicable ECF Amount in excess of the portion required to achieve, on a pro forma basis, any applicable Consolidated Secured Leverage Ratio threshold specified in the immediately foregoing proviso, such reduced percentage shall apply. Each prepayment of Initial Term Loans pursuant to this Subsection 4.4(e)(ii)(A), but not any other prepayment of Initial Term Loans pursuant to Subsection 4.4(e) made on or prior to the one year anniversary of the Closing Date in an amount equal to the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b). Nothing in this Subsection 4.4(e) shall limit the rights of the Agents and the Lenders set forth in Section 9.”;

(x)            by amending Subsection 8.2(a) of the Credit Agreement by amending and restating clause (a)(2) thereof as follows:

“(2) [reserved]”;

(xi)            by amending Subsection 8.2(b) of the Credit Agreement by amending and restating clause (b)(vi) thereof as follows:

“(vi) Restricted Payments (including loans or advances) in an aggregate amount outstanding at any time not to exceed an amount (net of repayments of any such loans or advances) equal to the sum of (x) the greater of $100,000,000 and 26.50% of Four Quarter Consolidated EBITDA plus (y) the aggregate amount of all Declined Amounts plus (z) the aggregate amount of all Leverage Excess Proceeds”;

(xii)           by amending the last paragraph of Subsection 8.4(b) of the Credit Agreement by (x) deleting the reference to “and” at the end of clause (1) thereof and (y) inserting “and (3) the percentage first set forth above in this Subsection 8.4(b) shall be reduced to (x) 50.0% if the Consolidated Total Leverage Ratio at the time of such Asset Disposition (or, at the Borrower’s option, on the date a legally binding commitment for such Asset Disposition is entered into) or Recovery Event would be less than or equal to 5.00:1.00 and (y) 0.0% if the Consolidated Total Leverage Ratio at the time of such Asset Disposition (or, at the Borrower’s option, on the date a legally binding commitment for such Asset Disposition is entered into) or Recovery Event would be less than or equal to 4.50:1.00, in each case, after giving pro forma effect thereto and to any application of Net Available Cash as set forth herein (any Net Available Cash in respect of such Asset Dispositions not required to be applied in accordance with this Subsection 8.4(b) as a result of the application of this proviso shall collectively constitute “Leverage Excess Proceeds”)” at the end thereof;

(xiii)          by amending Subsection 8.4(c) of the Credit Agreement by inserting the words “(excluding all Leverage Excess Proceeds)” after the reference to “the aggregate Net Available Cash from all Asset Dispositions and Recovery Events in respect of Collateral or equivalent amount that is not applied in accordance with this Subsection 8.4”;

(xiv)          by amending Subsection 8.7(a) of the Credit Agreement by inserting the parenthetical “(including pursuant to a Division)” after the word “Person” therein;

(xv)           by amending Subsection 9.1(b) of the Credit Agreement by replacing the reference to “or” at the end of clause (b) thereof with “provided, further, that, in the case of any Event of Default resulting from a failure of any representation or warranty with respect to the financial covenant contained in Subsection 8.10, including with respect to the calculation thereof contained in any Compliance Certificate (a “Financial Covenant Representation Event of Default”), such default shall not constitute a default with respect to any Term Loans unless and until the Revolving Loans have been declared due and payable and the Revolving Commitments have been terminated by the Required Revolving Lenders pursuant to Subsection 9.2 and such acceleration or termination has not been rescinded; provided however that if (x) Required Revolving Lenders irrevocably rescind such acceleration and termination in a writing delivered to the Administrative Agent within 20 Business Days after such acceleration and termination and (y) Required Lenders (including the Term Loan Lenders) have not accelerated the Loans, the Financial Covenant Representation Event of Default shall automatically cease to constitute an Event of Default with respect to the Term Loans from and after such date; or”;

(xvi)          by amending Subsection 10.5 of the Credit Agreement by adding the following paragraph at the end thereof:

“If the Administrative Agent, in its sole discretion, determines in good faith with respect to all or any portion of any distribution of funds made hereunder by, or on behalf of, the Administrative Agent to any Lender, Swing Line Lender, Issuing Bank, Participant or other Secured Party (x) that such distribution has been made in error, whether such error is known to the recipient of such distribution or not, or (y) that the recipient of such distribution is not otherwise entitled to receive such distribution under the provisions of this Agreement at such time and in such amount from the Administrative Agent (any such distribution, an “Erroneous Distribution”), then the relevant Lender, Swing Line Lender, Issuing Bank, Participant or other Secured Party shall forthwith on demand repay an amount equal to the Erroneous Distribution, together with interest thereon (calculated using the Base Rate) in respect of each day from and including the date such Erroneous Distribution was made, to the Administrative Agent in same day funds. Any good faith determination by the Administrative Agent, in its sole discretion, that all or a portion of any distribution to a Lender, Swing Line Lender, Issuing Bank, Participant or other Secured Party was an Erroneous Distribution shall be conclusive absent manifest error. Each Lender, Swing Line Lender, Issuing Bank, Participant or other Secured Party that receives an Erroneous Distribution waives any defense of discharge for value and any other claim of entitlement to, or in respect of, such Erroneous Distribution. Notwithstanding anything to the contrary herein or in any other Loan Document, (x) without limiting Subsection 10.6, neither the Borrower nor any other Loan Party shall have any obligations or liabilities directly or indirectly arising out of this Subsection 10.5 in respect of any Erroneous Distribution and (y) nothing in this Subsection 10.5 shall limit any party’s right of subrogation.”;

(xvii)         by amending and restating in its entirety Subsection 11.21 of the Credit Agreement as follows:

“11.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower, each Lender and the Administrative Agent (each, an “Acknowledging Party”) acknowledges that any liability of any Lender that is an Affected Financial Institution arising hereunder or under any other Loan Document, to the extent such liability is unsecured and solely relates to the Loans and not to any other Person, including any other party hereto or any other Loan Document (and not to any other obligations), to such Acknowledging Party (all such liabilities, other than any Excluded Liability, the “Covered Liabilities”) may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers to any Covered Liability arising hereunder or under any other Loan Document which may be payable to it by any Lender party hereto that is an Affected Financial Institution; and

(b)  the effects of any Bail-In Action on any such Covered Liability, including, if applicable:

(i)  a reduction in full or in part or cancellation of any such Covered Liability;

(ii)  a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other Loan Document; or

(iii)  the variation of the terms of such Covered Liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Notwithstanding anything to the contrary herein, nothing contained in this Subsection 11.21 shall modify or otherwise alter the rights or obligations under this Agreement or any other Loan Document of any Person party hereto (other than an Acknowledging Party to the extent set forth in this Subsection 11.21) or with respect to any liability that is not a Covered Liability.”; and

(xviii)      by adding a new Subsection 11.22 of the Credit Agreement as set forth below:

“11.22 Recognition of U.S. Special Resolution Regime. In the event that any Lender that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Lender of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Lender that is a Covered Entity or a BHC Act Affiliate of such Lender becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Lender are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.”

Section 3.         Conditions to Effectiveness.

(a)           Effectiveness of Refinancing Amendments. The effectiveness of the Refinancing Amendments, including the obligation of each Tranche B Term Lender to make a Tranche B Term Loan, shall become effective on the date (the “Third Amendment Effective Date”) and at the time (the “Refinancing Amendments Effective Time”) on and at which each of the following conditions is satisfied or waived:

(i)            Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Third Amendment Effective Date:

(1)     this Third Amendment executed and delivered by a duly authorized officer of the Borrower, each Guarantor and each Tranche B Term Lender; and

(2)     a Note executed by the Borrower in favor of each Tranche B Term Lender that has requested a Note no later than five Business Days prior to the Third Amendment Effective Date.

(ii)           Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(1)     executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower; and

(2)     executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Borrower.

(iii)          Officer’s Certificate. The Administrative Agent shall have received a certificate from the Borrower, dated the Third Amendment Effective Date, certifying the satisfaction of the condition set forth in clause (vi).

(iv)          Fees. The Administrative Agent and the Tranche B Term Lenders, respectively, shall have received all fees related to this Third Amendment payable to them to the extent due.

(v)           Secretary’s Certificate. The Administrative Agent shall have received a certificate from the Loan Parties, dated the Third Amendment Effective Date, substantially in the form of Exhibit F to the Credit Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence or incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party.

(vi)          No Default. There shall not exist any Default or Event of Default under the Credit Agreement.

The making of Tranche B Term Loans by the Tranche B Term Lenders hereunder shall conclusively be deemed to constitute an acknowledgment by the Administrative Agent and each Tranche B Term Lender that each of the conditions precedent set forth in this Section 3(a) shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

(b)           Effectiveness of Elective Amendments. The Elective Amendments shall become effective on the Third Amendment Effective Date and at the time (the “Elective Amendments Effective Time”) immediately following the occurrence of the Refinancing Amendments Effective Time.

The execution and delivery of this Third Amendment by the Administrative Agent and the Tranche B Term Lenders shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Tranche B Term Lender that each of the conditions precedent set forth in this Section 3(b) of this Third Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 4.         Representations and Warranties. In order to induce the Tranche B Term Lenders to consent to this Third Amendment and the 2021 Supplemental Term Lenders to enter into the 2021 Term Increase Supplement and to make their respective Tranche B Term Loans, the Borrower with respect to itself and its Restricted Subsidiaries represents and warrants to each of the Tranche B Term Lenders, the 2021 Supplemental Term Lenders and the Agents that on and as of the date hereof after giving effect to this Third Amendment:

(a)           the execution, delivery and performance by each Loan Party party hereto or thereto of this Third Amendment and the 2021 Term Increase Supplement are within the such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (iii)  violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrower) as would not reasonably be expected to have a Material Adverse Effect;

(b)           this Third Amendment and the 2021 Term Increase Supplement each constitutes a legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)           after giving effect to the amendments set forth in this Third Amendment and the 2021 Term Increase Supplement, all representations and warranties contained in the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 5.        Post-Closing Real Estate Deliverables. Within 180 days of the Third Amendment Effective Date (or such later date as reasonably agreed by the Administrative Agent), the Borrower shall deliver or cause to be delivered to the Collateral Agent, the following documents with respect to that certain Mortgaged Fee Property located at 7301-7311 Fairview St., Houston, Texas 77041, in each case in form and substance reasonably satisfactory to the Administrative Agent:

(a)            an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this the Second Amendment, dated as of the Second Amendment Effective Date (as defined therein) and the matters set forth in Third Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law; provided, that the applicable Loan Party shall only be obligated to execute and deliver to the Collateral Agent such Mortgage Amendment and shall not be responsible for recording such Mortgage Amendment (other than in respect of fees, taxes and expenses related to such recording) in the event that the Collateral Agent shall fail to do so after such Mortgage Amendment has been executed and delivered;

(b)           a Form T-38 endorsement to the existing lender’s title insurance policy (or, to the extent a Form T-38 endorsement is not available in the applicable jurisdiction and if reasonably requested by Administrative Agent in light of the value of such Mortgaged Fee Property and the cost and availability of another title product, and whether the delivery of such other title product would be customary in similar circumstances, such other title product as is reasonably satisfactory to the Administrative Agent); and

(c)           such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the Form T-38 endorsement (or other title product) to the title policy contemplated in this Section 5 and evidence of payment by the Borrower of all applicable title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment and issuance of such T-38 endorsements (or other title product) to the title policy referred to above.

Section 6.         Effects on Loan Documents; Acknowledgement.

(a)           Except as expressly set forth herein, this Third Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents on the Third Amendment Effective Date. This Third Amendment and the 2021 Term Increase Supplement shall constitute Loan Documents for purposes of the Credit Agreement and from and after the Third Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Third Amendment and the 2021 Term Increase Supplement. Each of the Loan Parties hereby consents to this Third Amendment and the 2021 Term Increase Supplement and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby. The term “Indemnitees” in the Existing Credit Agreement shall be construed to include the Third Amendment Lead Arrangers in their capacities as such.

(b)           Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented, waived or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche B Term Loans are Term Loans and the Tranche B Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche B Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of such Loan Party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Third Amendment and the 2021 Term Increase Supplement and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Tranche B Term Loans.

Section 7.         Lender Consents and Authorization.

(a)           Each Tranche B Term Lender party hereto (i) represents and warrants that it is legally authorized to enter into this Third Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (v) hereby affirms the acknowledgements and representations of such Tranche B Term Lender party hereto as a Lender contained in Subsection 10.5 of the Credit Agreement; provided, however, that the reference to the “Confidential Information Memorandum” in the second sentence thereof shall instead refer to that certain Lender Presentation dated March 22, 2021 and furnished to the lenders on March 22, 2021; and (vi) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of the Credit Agreement.

(b)           Each Tranche B Term Lender party hereto has delivered or shall deliver herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Tranche B Term Lender party hereto may be required to deliver to the Borrower and the Administrative Agent pursuant to Subsection 4.11 of the Credit Agreement.

(c)           Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Tranche B Term Loans of each Tranche B Term Lender party hereto in the Register.

Section 8.         Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment and the 2021 Term Increase Supplement, any other documents prepared in connection herewith or therewith and the transactions contemplated hereby or thereby, and (2) the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Lender).

Section 9.         Execution in Counterparts. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be delivered to the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 10.       Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE PROVISIONS OF SUBSECTION 11.13 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS THIRD AMENDMENT AS IF SET FORTH HEREIN, MUTATIS MUTANDIS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 11.       Headings. The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed, all as of the date first written above.

CORNERSTONE BUILDING BRANDS, INC.,
as Borrower

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

The entities listed below (the “Guarantors”) acknowledge and consent to each of the foregoing provisions of this Third Amendment and the 2021 Term Increase Supplement. The Guarantors further acknowledge and agree that all Obligations with respect to this Third Amendment and the 2021 Term Increase Supplement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, in accordance with the terms and provisions thereof.

GUARANTORS:

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

ALENCO HOLDING CORPORATION

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO INTERESTS, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO TRANS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ATRIUM CORPORATION

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

ATRIUM PARENT, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ATRIUM WINDOWS AND DOORS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

AWC ARIZONA, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

AWC HOLDING COMPANY

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

BRIDEN ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

BROCKMEYER ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

CANYON ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

CENTRIA

By: NCI Group, Inc., its general partner

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

By: Robertson-Ceco II Corporation, its general partner

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

CENTRIA SERVICES GROUP, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

CENTRIA, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

CHAMPION WINDOW, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS L.P.

By: Environmental Materials, Inc., its general partner

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

ENVIRONMENTAL STONEWORKS, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ENVIRONMENTAL STUCCO LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

GREAT LAKES WINDOW, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

KLEARY MASONRY, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

KROY BUILDING PRODUCTS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

MW MANUFACTURERS INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

MWM HOLDING, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NAPCO, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NCI GROUP, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NEW GLAZING INDUSTRIES, LTD.

By: Glazing Industries Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

PLY GEM HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

PLY GEM INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

ROBERTSON-CECO II CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SCHUYLKILL STONE, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SIMEX, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SIMONTON INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

SIMONTON WINDOWS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

ST. CROIX ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

STEELBUILDING.COM, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

TALUS SYSTEMS, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

VARIFORM, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

VAN WELL ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a New Tranche B Term Lender

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

Exhibit A

CONSENT (this “Consent”) to that certain Third Amendment to Cash Flow Credit Agreement (the “Third Amendment”) to be dated as of the Third Amendment Effective Date, by and among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), the Subsidiary Guarantors, the several banks and financial institutions parties thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Third Amendment.

The undersigned Original Initial Term Lender consents to exchange 100% of the outstanding principal amount of the Original Initial Term Loans held by such Original Initial Term Lender (or such lesser amount allocated to such Original Initial Term Lender by the Third Amendment Lead Arrangers) into Tranche B Term Loans in a like (or such lesser) principal amount.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

[LENDER SIGNATURES ON FILE WITH ADMINISTRATIVE AGENT]

[Signature Page to Third Amendment to Cash Flow Credit Agreement]

Annex I

SCHEDULE A-1

Tranche B Term Loan Commitments and Addresses 1

LENDER	COMMITMENT ($)
JPMorgan Chase Bank, N.A.	$635,983,282.93
Exchanging Tranche B Term Lenders	$1,855,578,778.40
Total	$2,491,562,061.33

[1]	Lender addresses on file with the Administrative Agent.